- --------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 AMENDED REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    June 12, 1996
                                                 -----------------------------


                       AMERICAN PRECISION INDUSTRIES INC.
- --------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                        1-5601                16-1284388
- --------------------------------------------------------------------------------
(State or other jurisdiction        (Commission           (IRS Employer-
of incorporation)                    File Number)         Identification No.)



2777 Walden Avenue, Buffalo, New  York                              14225
- --------------------------------------------------------------------------------
(Address of principal executive offices)                          (Zip Code)




Registrant's telephone number, including area code          (716) 684-9700
                                                   ----------------------------



                                 Not applicable
- --------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)



                                TOTAL PAGES - 22

- --------------------------------------------------------------------------------

ITEM 7.  FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS
         -----------------------------------------------------------------

                                                                                                  Page in
                                                                                                  Document
                                                                                                  --------
              (a)  Financial Statements of Businesses Acquired
                   -------------------------------------------

                   Audited financial statements of Ketema, Inc. - Heat Transfer                     4-16
                   Division for the years ended February 29, 1996 and
                   February 28, 1995.


              (b)  Pro Forma Financial Information
                   -------------------------------

                   Pro Forma Balance Sheet (Unaudited) as of December 29, 1995.                    18-20

                   Pro Forma Statement of Earnings (Unaudited) for the year                          21
                   ended December 29, 1995.

              (c)  Exhibits
                   --------

                   (23)     Consent of Independent Accountants dated June 12, 1996.                  22

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.




                                          American Precision Industries Inc.
                                          ----------------------------------
                                          (Registrant)




Date:   June 12, 1996                     /s/  John M. Murray
                                          ----------------------------------
                                          Vice President - Finance

KETEMA, INC. - HEAT                                            [LOGO]
TRANSFER DIVISION
Financial Statements
February 29, 1996 and February 28, 1995

3600 Marine Midland Center                          Telephone 716 856 4650
Buffalo, NY 14203
Price Waterhouse LLP [LOGO]



                        REPORT OF INDEPENDENT ACCOUNTANTS
                        ---------------------------------


To the Board of Directors and Owner of
Ketema, Inc. - Heat Transfer Division


In our opinion, the accompanying balance sheets and the related statements of operations and of cash flows present fairly, in all material respects, the financial position of the Heat Transfer Division of Ketema, Inc. at February 29, 1996 and February 28, 1995, and the results of its operations and its cash flows for the year ended February 29, 1996 and the periods ended February 28, 1995 and December 13, 1994 in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Division's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

As explained in Note 12, certain assets and liabilities of the Division were sold to an unrelated company effective April 1, 1996.


/s/ Price Waterhouse LLP

Buffalo, New York
May 20, 1996

KETEMA, INC. - HEAT TRANSFER DIVISION

BALANCE SHEETS
FEBRUARY 29, 1996 AND FEBRUARY 28, 1995
- ----------------------------------------------------------------------------------------------------

                                                                            1996            1995
                                                                        ------------    ------------

ASSETS
Current Assets:
   Cash                                                                 $     41,000    $      2,000
   Accounts receivable, net                                                3,275,000       2,854,000
   Inventories                                                             3,318,000       2,964,000
   Prepaid expenses                                                           17,000          14,000
                                                                        ------------    ------------
        Total current assets                                               6,651,000       5,834,000


Property, plant and equipment, net                                         2,791,000       2,899,000
Deferred income taxes                                                        -                78,000
                                                                        ------------    ------------
        Total assets                                                    $  9,442,000    $  8,811,000
                                                                        ============    ============


LIABILITIES AND INTRA-COMPANY ACCOUNT

Current liabilities:
   Accounts payable                                                     $  1,844,000    $  1,457,000
   Accrued compensation and
      employee related expenses                                              486,000         318,000
   Accrued warranty expense                                                   55,000          67,000
   Other accrued expenses                                                    219,000         279,000
                                                                        ------------    ------------
        Total current liabilities                                          2,604,000       2,121,000

Deferred income taxes                                                         86,000         -
Intra-company account                                                      6,752,000       6,690,000
                                                                        ------------    ------------

        Total liabilities and Intra-company account                     $  9,442,000    $  8,811,000
                                                                        ============    ============





    The accompanying notes are an integral part of these financial statements

KETEMA, INC. - HEAT TRANSFER DIVISION

STATEMENT OF OPERATIONS
- -------------------------------------------------------------------------------------------------------------------


                                                         MARCH 1,             DECEMBER 14,            MARCH 1,
                                                          1995 TO                1994 TO               1994 TO
                                                       FEBRUARY 29            FEBRUARY 28,          DECEMBER 13,
                                                          1996                   1995                  1994
                                                     ---------------        ---------------        --------------


Net sales                                            $    21,776,000        $     4,278,000        $   13,434,000
                                                     ---------------        ---------------        --------------

Cost and expenses:
   Cost of sales                                          17,480,000              3,596,000            10,998,000
   Selling expenses                                        3,414,000                834,000             2,574,000
                                                     ---------------        ---------------        --------------
                                                          20,894,000              4,430,000            13,572,000
                                                     ---------------        ---------------        --------------

Operating profit (loss) before interest
   income and income taxes                                   882,000               (152,000)             (138,000)
Interest expense, net                                       (454,000)              (123,000)             (449,000)
                                                     ---------------        ---------------        --------------
Income (loss) before income taxes                            428,000               (275,000)             (587,000)

Income taxes expense (benefit)                               164,000               (104,000)             (222,000)
                                                     ---------------        ---------------        --------------

Net income (loss)                                    $       264,000        $      (171,000)       $     (365,000)
                                                     ===============        ===============        ==============





    The accompanying notes are an integral part of these financial statements

KETEMA, INC. - HEAT TRANSFER DIVISION

STATEMENT OF CASH FLOWS
- -------------------------------------------------------------------------------------------------------------------

                                                          MARCH 1,           DECEMBER 14,            MARCH 1,
                                                           1995 TO              1994 TO               1994 TO
                                                        FEBRUARY 29,         FEBRUARY 28,          DECEMBER 13,
                                                           1996                 1995                  1994
                                                       -------------        --------------        -------------

Cash flows from operating activities:
   Net income (loss)                                   $     264,000       $      (171,000)      $     (365,000)
   Adjustments to reconcile net income
      to cash provided by (used) operating
      activities:
      Depreciation and amortization                          449,000               103,000              336,000
      (Gain) loss on sale of fixed assets                       -                     -                 (20,000)
   Deferred income taxes                                     164,000              (104,000)            (222,000)
   Change in assets and liabilities
      Accounts receivable                                   (421,000)             (805,000)             322,000
      Inventories                                           (354,000)              (76,000)             102,000
      Prepaid expenses                                        (3,000)               32,000              (34,000)
      Accounts payable                                       387,000               163,000              310,000
      Accrued compensation and employee
        related expenses                                     168,000                85,000             (152,000)
      Accrued warranty expense                               (11,000)                 -                     -
      Other accrued expenses                                 (60,000)              (52,000)              28,000
                                                       -------------        --------------        -------------
Net cash provided (used) by operations                       583,000              (825,000)             305,000

Cash flow for investing activities:
   Payments for capital expenditures                        (342,000)              (87,000)            (205,000)
   Proceeds from sales of fixed assets                          -                     -                  35,000
                                                       -------------        --------------        -------------
Net cash used for investing activities                      (342,000)              (87,000)            (170,000)

Cash flow from financing activities:
   Advance from (to) parent, net                            (202,000)              912,000             (135,000)
                                                       -------------        --------------        -------------
Net cash flow from financing activities                     (202,000)              912,000             (135,000)

Net increase in cash                                          39,000                  -                     -

Cash balances:
   Beginning of period                                         2,000                 2,000                2,000
                                                       -------------        --------------        -------------
   End of period                                       $      41,000        $        2,000        $       2,000
                                                       =============        ==============        =============


    The accompanying notes are an integral part of these financial statements

KETEMA, INC. - HEAT TRANSFER DIVISION

NOTES TO FINANCIAL STATEMENTS
- --------------------------------------------------------------------------------

1.       BASIS OF PRESENTATION

         Background
         ----------

         These financial statements represent the accounts of the Heat Transfer Division of Ketema, Inc. (the Division). On December 12, 1994, the shareholders of Ketema, Inc. (Ketema) approved and adopted an Agreement of Plan of Merger dated June 21, 1994 (the Merger Agreement) with KTM Holdings Corp. (KTM) and KTM Acquisition Corp (Acquisition Corp.), a wholly-owned subsidiary of KTM. Pursuant to the Merger Agreement, Acquisition Corp. was merged with and into Ketema effective December 13, 1994. At that time, Ketema became a wholly-owned subsidiary of KTM. Prior to December 13, 1994, KTM was essentially an inactive corporation.

         As a result of the merger, which was accounted for as a purchase in accordance with Accounting Principle Board Opinion No. 16, Business Combinations, certain purchase accounting adjustments were made to allocate the purchase price to the acquired assets and assumed liabilities. Such adjustments have been allocated to the Division and are reflected in the accompanying balance sheets as of February 29, 1996 and February 28, 1995.

         The statement of operations and of cash flows of the Division for the period ended December 13, 1994 represents the historical results of the Division.

2.       SIGNIFICANT ACCOUNTING POLICIES

         Nature of operations
         --------------------

         The Division generates revenue principally from the design, engineering and manufacture of a broad range of heat transfer products. Sales of these services and products are primarily to domestic companies.

         Inventory
         ---------

         Inventories are stated at the lower of cost or market, cost being determined by the last-in, first-out ("LIFO") method, and market on the basis of the lower of replacement cost or estimated net proceeds from sales.

         Property, plant and equipment
         -----------------------------

         Expenditures for additions to plant facilities, or which extend the useful life of the properties, are capitalized. Maintenance and repairs are charged to operations as incurred. Depreciation of plant and equipment is determined principally on a straight-line basis over the estimated useful lives of the assets ranging from four to twenty-five years.

         Intra-Company account
         ---------------------

         The Intra-Company account represents KTM's net investment in the Division. All transactions between the Division and KTM (or Ketema) are reflected through this account. At the end of a reporting period the net income or loss of the Division is closed out to this account.

         Income taxes
         ------------

         The taxable income of the Division is included in the consolidated income tax return filed by Ketema, Inc. The portion of the consolidated income provision allocated to the Division is that which would result if the Division had filed a separate income tax return.

         The Division provides for deferred income taxes under the asset and liability approach. This method requires the recognition of deferred tax liabilities and assets for the expected future tax consequences of temporary differences between the carrying amount and tax basis of assets and liabilities. Deferred income taxes have been determined by applying current tax rates to temporary differences between the amount of assets and liabilities determined for income tax and financial reporting purposes.

         Fair value of financial instruments
         -----------------------------------

         SFAS No. 107, Disclosure about Fair Value of Financial Instruments, requires that companies disclose the estimated "fair value" of their financial instruments. "Fair value" is generally defined as the price a willing buyer and a willing seller would exchange for a financial instrument in the normal course of business.

         Financial instruments primarily consist of trade receivables and payables, which are expected to be realized or paid in the normal course of business operations and their net carrying amounts approximate fair value.

         Advertising
         -----------

         The Division expenses the cost of advertising in the year in which the advertising first takes place. Total advertising expenses for the periods ending February 29, 1996, February 28, 1995 and December 13, 1994 was approximately $76,000, $43,000 and $142,000, respectively.

         Use of estimates in the preparation of financial statements
         -----------------------------------------------------------

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.

         The major areas in which the Division utilizes estimates include deferred tax assets and reserves for warranties and inventory obsolescence. The amounts contained within these financial statements represent management's best estimate of expected outcomes based on available information. However, the Division realizes that certain events could occur or fail to occur which would impact the estimates by an immaterial amount in the future.

3.       INVENTORIES

         The significant components of inventory are as follows:

                                                                             1996             1995
                                                                        -------------    --------------

           Raw materials                                                $     347,000    $      355,000
           Work in process                                                    537,000           304,000
           Finished goods and parts                                         3,034,000         2,674,000
                                                                        -------------    --------------
                                                                            3,918,000         3,333,000

           Less reserves:
              LIFO                                                           (136,000)           (9,000)
              Obsolescence                                                   (464,000)         (360,000)
                                                                        -------------    --------------
                                                                        $   3,318,000    $    2,964,000
                                                                        =============    ==============



4.       PROPERTY AND EQUIPMENT, NET

         The significant components of property and equipment are as follows:

                                                                             1996             1995
                                                                        -------------    --------------

           Land                                                         $     385,000    $     385,000
           Buildings and improvements                                       1,137,000        1,137,000
           Equipment                                                        1,321,000        1,197,000
           Furniture and fixtures                                             320,000          202,000
           CIP                                                                 82,000           81,000
                                                                        -------------    -------------
                                                                            3,245,000        3,002,000
           Less:  accumulated depreciation                                   (454,000)        (103,000)
                                                                        -------------    -------------
                                                                        $   2,791,000    $   2,899,000
                                                                        =============    =============

5.       INCOME TAXES

         The provision for income taxes includes the following:

                                                          MARCH 1,           DECEMBER 14,            MARCH 1,
                                                           1995 TO              1994 TO               1994 TO
                                                        FEBRUARY 29,         FEBRUARY 28,           DECEMBER 13,
                                                           1996                 1995                   1994
                                                       -------------        --------------        -------------

        Federal expense (benefit)
           Deferred                                    $     138,000        $      (88,000)       $    (186,000)

        State expense (benefit)
           Deferred                                           26,000               (16,000)             (36,000)
                                                       -------------        --------------        -------------
              Total expense (benefit)                  $     164,000        $     (104,000)       $    (222,000)
                                                       =============        ==============        =============


        Deferred tax liabilities (assets) at February 29, 1996 and February 28, 1995 are comprised of the following:

                                                                         FEBRUARY 29,     FEBRUARY 28,
                                                                             1996             1995
                                                                        -------------    -------------
        Accelerated depreciation                                        $     501,000    $     500,000
        Other                                                                   3,000            2,000
                                                                        -------------    -------------
        Gross deferred tax liabilities                                        504,000          502,000
                                                                        -------------    -------------

        Various reserves                                                     (212,000)        (172,000)
        Accrued vacation                                                        -              (62,000)
        Net operating loss carryforwards                                     (206,000)        (346,000)
                                                                        -------------    -------------
        Gross deferred tax assets                                            (418,000)        (580,000)
                                                                        -------------    -------------

        Deferred tax assets valuation allowance                                 -                -
        Deferred tax (asset) liabilities                                $      86,000    $     (78,000)
                                                                        =============    =============

        The provision for income tax expense (benefit) differs from the federal statutory rate of 34% due to the following:

                                                       FEBRUARY 29,        FEBRUARY 28,          DECEMBER 13,
                                                           1996                1995                  1994
                                                       -------------        --------------        -------------

        Statutory rate (benefit)                            34.0%               (34.0%)              (34.0%)

        State income taxes (benefit)
           less federal effect                               4.0                 (4.0)                (4.0)

        Other                                                 .2                   .1                   .1
                                                       -------------        --------------        -------------

        Effective tax (benefit) rate                        38.2%               (37.9%)              (37.9%)

        Assuming the Heat Transfer Division filed separate income tax returns they would have net operating loss carryforwards of approximately $508,000 available to reduce future income taxes at February 29, 1996. These will expire in the year 2010.

6.       RELATED PARTY TRANSACTIONS

         Transactions with KTM and Ketema
         --------------------------------

         KTM funds daily operations and collects daily cash receipts from the Division. KTM (or Ketema) also incurs certain general and administrative costs as well as interest expense on behalf of the Division. These expenses have been allocated to the Division, primarily on the ratio of the Division's capital employed as compared to total capital for KTM. Management believes this allocation method is reasonable. The amounts allocated are as follows:

                                                         MARCH 1,            DECEMBER 14,            MARCH 1,
                                                          1995 TO               1994 TO               1994 TO
                                                       FEBRUARY 29,          FEBRUARY 28,          DECEMBER 13,
                                                           1996                  1995                  1994
                                                       -------------        --------------        -------------
           General and administrative
              expenses                                 $     528,000        $      115,000        $     436,000
           Interest expense, net                       $     454,000        $      123,000        $     470,000

         In addition, all other significant expenses of the Division are reflected in the accompanying statement of operations.

         Transactions with Affiliated Divisions
         --------------------------------------

         From time to time, the Division will perform certain services and manufacture certain products for affiliated divisions of Ketema. During the periods ended February 29, 1996, February 28, 1995 and December 13, 1994, the total revenue generated from these sales approximated $2,300,000, $63,000 and $105,000, respectively.

7.       EMPLOYEE BENEFITS

         The following table sets forth the funded status of KTM's hourly and salaried defined benefit plans (the Plans), of which the Division is a part. Total employees included in the hourly plan is 374, of which 109 employees are employed by the Division. Total employees included in the salaried plan are 583, of which 51 are employed by the Division.

                                                                           DECEMBER 31,
                                                 ----------------------------------------------------------------
                                                              1995                             1994
                                                              ----                             ----
                                                     HOURLY          SALARIED         HOURLY          SALARIED
                                                 -------------   --------------   -------------   ---------------
         Actuarial present value of
           benefit obligations:

           Vested benefits                       $   1,441,000   $    6,172,000   $   1,104,000   $     3,826,000
           Nonvested benefits                           84,000          516,000          24,000           557,000
                                                 -------------   --------------   -------------   ---------------
         Accumulated benefits                    $   1,525,000   $    6,688,000   $   1,128,000   $     4,383,000
                                                 =============   ==============   =============   ===============

           Projected benefits                    $   1,525,000   $    8,706,000   $   1,128,000   $     6,694,000
         Plan assets at fair value                   1,246,000        6,537,000       1,128,000         5,792,000
                                                 -------------   --------------   -------------   ---------------
         Projected benefits in excess
           of plan assets                              279,000        2,169,000             -             902,000
         Unrecognized net asset at
           transition                                  207,000            5,000         220,000             6,000
         Unrecognized prior service cost              (168,000)         (24,000)        (59,000)          (29,000)
         Unrecognized net (loss) gain
           and prior service costs                    (505,000)        (103,000)       (350,000)          436,000
                                                 -------------   --------------   -------------   ---------------
         Accrued (prepaid) pension cost          $    (187,000)  $    2,047,000   $    (189,000)  $     1,315,000
                                                 =============   ==============   =============   ===============



         The weighted average discount rate and rate of increase in future compensation levels used in determining the actuarial present values of the projected benefit obligations of the Plans were 7.25% and 4.50%, respectively, for 1996 and 8.25% and 5.25%, respectively, for 1995. The expected long-term rate of return on assets was 9.0% in fiscal 1996 and 1995. Plan assets are comprised primarily of fixed income bonds and marketable securities.

         Net periodic pension cost associated with the Division's defined benefit pension plans for the following periods consists of the following:

                                                       FEBRUARY 29,        FEBRUARY 28,          DECEMBER 13,
                                                           1996                1995                  1994
                                                       -------------        --------------        -------------
           Service cost                                $      64,000        $       16,000        $      59,000
           Interest cost                                      50,000                 9,000               37,000
           Actual return on Plan assets                     (139,000)              (18,000)             (66,000)
           Amortization of unrecognized net
              asset at transition and other
              deferred amounts                                57,000                (1,000)              (6,000)
                                                       -------------        --------------        -------------
                                                       $      32,000        $        6,000        $      24,000
                                                       =============        ==============        =============


8.       SIGNIFICANT CUSTOMERS

         During fiscal 1996 and the period ended February 28, 1995, one unaffiliated customer accounted for 13% and 15%, respectively, of the Division's total revenues. Additionally, the Division had sales to an affiliate during fiscal 1996 which accounted for 11% of the Division's total revenues.

9.       LEASES

         The Division leases certain office equipment and automobiles through operating leases. Certain of these leases provide for the payment of taxes, insurance and maintenance costs. Net future minimum lease commitments do not have a material impact on the Division's financial statements. Total rental expense for the periods ended February 29, 1996, February 28, 1995 and December 13, 1994 approximated $100,000, $11,000 and $63,000, respectively.

10.      COMMITMENTS AND CONTINGENCIES

         During fiscal 1996, the Division eliminated certain positions in an effort to reduce the cost of operations. The total cost of severance pay and benefits related to these positions approximated $165,000 and has been included in the accompanying statement of operations for the period then ended.

         As of February 28, 1996, approximately $50,000 of these costs are accrued in the balance sheet.

11.      LEGAL PROCEEDINGS

         During the period ended December 13, 1994, the Division settled a wrongful termination lawsuit for $600,000 (including legal costs), of which $170,000 was recovered from insurance proceeds. At February 28, 1994 the Division had accrued approximately $192,000 of costs associated with this suit. Accordingly, the remaining $238,000 was expensed in the period ended December 13, 1994. Also, the Division negotiated a severance agreement with a former general manager of the Division for $160,000. These costs have been reflected in the accompanying statement of operations.

         Management of the Division is not aware of any other significant legal proceedings against it at this time.

12.      SUBSEQUENT EVENTS

         Effective April 1, 1996, KTM agreed to sell certain of the assets and liabilities of the Division to American Precision Industries, Inc. (an unrelated company) for approximately $12,000,000.

         The following unaudited pro forma financial statements give effect to the acquisition by API Ketema Inc., a newly created, wholly-owned subsidiary of American Precision Industries Inc. ("API") of certain assets and assumption of certain liabilities of the Heat Transfer Division ("HTD") of Ketema, Inc. in a transaction accounted for as a purchase. The unaudited pro forma balance sheet is based on the individual balance sheets of API as of December 29, 1995 and HTD as of February 29, 1996 and has been prepared to reflect the acquisition of HTD as of December 29, 1995. The unaudited pro forma statement of income is based on the individual statements of income of API for the year ended December 29, 1995 and HTD for the year ended February 29, 1996 and combine the results of operations of API and HTD (acquired on April 1, 1996) for the period ended December 29, 1995 as if the acquisition had occurred at the beginning of that period.

                       AMERICAN PRECISION INDUSTRIES INC.
                       ----------------------------------
                  PRO FORMA COMBINED BALANCE SHEET (UNAUDITED)
                  --------------------------------------------
                                DECEMBER 29, 1995
                                -----------------



                                                                                                      PRO FORMA
                                                                                     ---------------------------------------------
                                                                                        ACQUISITION
                                                                                         ADJUSTMENT
                                                 API                  HTD                 (NOTE 1)                    COMBINED
                                          ------------------    -----------------    -------------------        ------------------
Assets

Current Assets
    Cash and cash equivalents                 $   2,486,000      $        41,000         $                         $    2,527,000
    Accounts receivable, net                     12,691,000            3,275,000                                       15,966,000
    Marketable securities                         3,493,000             --                                              3,493,000
    Inventories                                  10,589,000            3,318,000                                       13,907,000
    Prepaid expenses                                967,000               17,000                                          984,000
    Deferred income tax benefit                   1,389,000                                                             1,389,000
                                          ------------------    -----------------    -------------------        ------------------
          Total Current Assets                   31,615,000            6,651,000                                       38,266,000
                                          ------------------    -----------------    -------------------        ------------------

Investments                                       6,277,000                                                             6,277,000

Other Assets                                      7,630,000                                                             7,630,000

Goodwill (Preliminary)                             --                                         1,669,000   (a)           1,669,000

Property, Plant and Equipment
   Land                                             211,000              385,000                (35,000)  (b)             561,000
   Buildings and improvements                     6,183,000            1,137,000              1,238,000   (b)           8,558,000
   Machinery, equipment and
      furniture                                  22,265,000            1,641,000              1,674,000   (b)          25,580,000
   Construction in process                        1,450,000               82,000                --                      1,532,000
                                          ------------------    -----------------    -------------------        ------------------
                                                 30,109,000            3,245,000              2,877,000                36,231,000
   Less accumulated depreciation                (17,840,000)            (454,000)               454,000   (c)         (17,840,000)
                                          ------------------    -----------------    -------------------        ------------------
Net Property, Plant
and Equipment                                    12,269,000            2,791,000              3,331,000                18,391,000
                                          ------------------    -----------------    -------------------        ------------------
                                              $  57,791,000      $     9,442,000         $    5,000,000            $   72,233,000
                                          ==================    =================    ===================        ==================

                       AMERICAN PRECISION INDUSTRIES INC.
                       ----------------------------------
                  PRO FORMA COMBINED BALANCE SHEET (UNAUDITED)
                  --------------------------------------------
                                DECEMBER 29, 1995
                                -----------------


                                                                                                     PRO FORMA
                                                                                    --------------------------------------------
                                                                                       ACQUISITION
                                                                                        ADJUSTMENT
                                                API                  HTD                 (NOTE 1)                  COMBINED
                                          ----------------     ----------------     ------------------        ------------------
Liabilities and Shareholders'
   Equity

Current Liabilities
   Short-term borrowings                    $   2,602,000        $   --                $                       $      2,602,000
   Accounts payable                             5,136,000            1,844,000                                        6,980,000
   Accrued compensation and
      payroll taxes                             3,566,000              486,000                                        4,052,000
   Other accrued expenses                         757,000              274,000                                        1,031,000
   Dividends payable                              463,000                                                               463,000
   Current  portion of long-term
       obligations                                628,000                                                               628,000
                                          ----------------     ----------------     ------------------        ------------------
       Total Current Liabilities               13,152,000            2,604,000                                       15,756,000
                                          ----------------     ----------------     ------------------        ------------------

Long-Term Obligations,
   less current portion                         8,628,000                                  11,752,000    (d)         20,380,000

Deferred Income Taxes                           1,251,000               86,000                                        1,337,000

Other Noncurrent Liabilities                      413,000                                                               413,000

Common stock, par value $.66-2/3 per share:
   Authorized-10,000,000 shares
   Issued - 7,502,000                           5,001,000                                                             5,001,000

Additional paid-in-capital                      9,532,000                                                             9,532,000
Intra-Company Account                                                6,752,000             (6,752,000)  (e)            --

Retained earnings                              22,629,000                                                            22,629,000
Net unrealized gain on
   marketable securities                           23,000                                                                23,000
                                          ----------------     ----------------     ------------------        ------------------
                                               37,185,000            6,752,000             (6,752,000)               37,185,000
Less cost of 374,262
   treasury shares                              2,838,000            --                      --                       2,838,000
                                          ----------------     ----------------     ------------------        ------------------

Total Shareholders' Equity                     34,347,000            6,752,000             (6,752,000)               34,347,000
                                          ----------------     ----------------     ------------------        ------------------
                                            $  57,791,000        $   9,442,000         $    5,000,000          $     72,233,000
                                          ================     ================     ==================        ==================

Note 1   The pro forma balance sheet has been prepared to reflect the
- ------   acquisition of HTD by API Ketema Inc. for an aggregate purchase price of $11,752,000. Pro forma adjustments are made to reflect:

         (a) The excess of acquisition cost over the fair value of net assets acquired (goodwill).

         (b) Step-up in bases of fixed assets based upon independent appraisal.

         (c)      Elimination of accumulated depreciation.

         (d)      Increase in long-term debt to fund purchase cost.

         (e)      Elimination of intra-company account.

                       AMERICAN PRECISION INDUSTRIES INC.
                       ----------------------------------
                   PRO FORMA STATEMENT OF EARNINGS (UNAUDITED)
                   -------------------------------------------
                          YEAR ENDED DECEMBER 29, 1995
                          ----------------------------



                                                                                       ACQUISITION
                                                                                        ADJUSTMENT
                                                API                  HTD                 (NOTE 1)                   COMBINED
                                          ----------------     ----------------     ------------------        ------------------
Net Sales                                   $  82,403,000       $   21,776,000          $                        $  104,179,000
Investment Income                                 257,000            --                                                 257,000
                                          ----------------     ----------------     ------------------        ------------------
Revenues                                       82,660,000           21,776,000                                      104,436,000
                                          ----------------     ----------------     ------------------        ------------------

Costs and Expenses:
   Cost  of products sold                      55,289,000           17,480,000                185,000   (a)          72,954,000

   Selling and administrative                  18,801,000            3,414,000               (528,000)  (b)          21,701,000
                                                                                               14,000   (a)
   Research and product
      development                               1,111,000                                                             1,111,000

   Goodwill amortization                        --                                             56,000   (c)              56,000

   Interest and debt expense                      238,000              454,000                715,000   (d)             953,000
                                                                                             (454,000)  (b)
                                          ----------------     ----------------     ------------------        ------------------
                                               75,439,000           21,348,000                (12,000)               96,775,000
                                          ----------------     ----------------     ------------------        ------------------

Earnings before Income Taxes                    7,221,000              428,000                 12,000                 7,661,000

Federal and State Income Taxes                  2,490,000              164,000                  5,000   (e)           2,659,000
                                          ----------------     ----------------     ------------------        ------------------

Net Earnings                                $   4,731,000       $      264,000          $       7,000            $    5,002,000
                                          ================     ================     ==================        ==================

Net Earnings per Share                              $0.67                                                                 $0.71
                                          ================                                                    ==================

Dividends Declared per Share                      $0.2575                                                               $0.2575
                                          ================                                                    ==================

Average Shares Outstanding                      7,090,000                                                             7,090,000
                                          ================                                                    ==================

Note 1   The pro forma income statement has been prepared to reflect the acquisition of HTD by API Ketema Inc. Pro forma
- ------   adjustments are made to:

         (a)   Adjust depreciation based on fair value of assets per appraisal over estimated lives.
         (b)   Eliminate certain corporate assessments.
         (c)   Amortize goodwill over estimated life.
         (d)   Reflect interest expense on line of credit used to fund purchase cost.
         (e)   Reflect income taxes on adjustments.